UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 31, 2006

ELECTRONICS FOR IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Velocity Way, Foster City, California	94404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-357-3500

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01: Explanatory Note

On November 3, 2006, we filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K (“Initial Form 8-K”) with respect to the completion of the acquisition of Jetrion, LLC, a Michigan limited liability company (“Jetrion”) by Electronics For Imaging, Inc., a Delaware corporation (“EFI”) and Electronics For Imaging, International, a wholly owned subsidiary of EFI organized under the laws of the Cayman Islands (“EFI International”). This Amendment No. 1 on Form 8-K/A amends and supplements the Initial Form 8-K to include the historical audited and unaudited financial information and unaudited pro forma financial information that is required to be filed under Item 9.01 of Form 8-K.

This filing was delayed when in a Current Report on Form 8-K on October 24, 2006, the Company announced a Special Committee of its Board of Directors had commenced an independent investigation of EFI’s historical stock option grants. The independent investigation was recommended by management based on a voluntary review of past option grant practices in which potential errors were discovered related to certain historical grants.

In a Current Report on Form 8-K on September 27, 2007, the Company announced that it was expecting to become current with its SEC filings prior to the Company’s third quarter earnings release on Tuesday, October 23, 2007.

Item 9.01: Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The following financial statements of Jetrion, including the report of its independent registered public accounting firm, PricewaterhouseCoopers, LLP, are filed herewith as Exhibit 99.2 and are incorporated herein by reference:

(i)	Statement of Financial Position at December 31, 2004 (predecessor), December 31, 2005 (successor) and June 30, 2006 (successor, unaudited).

(ii)	Statement of Operations for the year ended December 31, 2004 (predecessor), for the period from January 1, 2005 to September 30, 2005 (predecessor), for the period from October 1, 2005 to December 31, 2005 (successor), for the six months ended June 30, 2005 (predecessor, unaudited) and for the six months ended June 30, 2006 (successor, unaudited).

(iii)	Statement of Changes in Member’s Equity for the year ended December 31, 2004 (predecessor), for the period from January 1, 2005 to September 30, 2005 (predecessor), for the period from October 1, 2005 to December 31, 2005 (successor), for the six months ended June 30, 2005 (predecessor, unaudited) and the six months ended June 30, 2006 (successor, unaudited).

(iv)	Statement of Cash Flows for the year ended December 31, 2004 (predecessor), for the period from January 1, 2005 to September 30, 2005 (predecessor), for the period from October 1, 2005 to December 31, 2005 (successor), for the six months ended June 30, 2005 (predecessor, unaudited) and the six months ended June 30, 2006 (successor, unaudited).

(v)	Notes to the financial statements.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed combined financial statements describing the pro forma effect of the business combination of EFI and Jetrion are filed herewith as Exhibit 99.3 and are incorporated herein by reference:

(i)	Unaudited Balance Sheet as of June 30, 2006.

(ii)	Unaudited Statement of Operations for the six months ended June 30, 2006.

(d)	Exhibits

2.1*	Amended and Restated Equity Purchase Agreement dated October 31, 2006 among Electronics For Imaging, Inc.; Electronics For Imaging, International; Jetrion, LLC and Flint Group North America Corporation (incorporated by reference to Exhibit 2.1 of Form 8-K filed by the registrant with the Securities and Exchange Commission on November 3, 2006).

99.1	Press release dated October 31, 2006 (incorporated by reference to Exhibit 99.1 of Form 8-K filed by the registrant with the Securities and Exchange Commission on November 3, 2006).

99.2	Financial statements.

99.3	Unaudited pro forma condensed combined financial information.

*	Electronics For Imaging, Inc. has received confidential treatment of portions of this Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electronics For Imaging, Inc.

October 19, 2007	By:	/s/ John Ritchie
Name: John Ritchie
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description
2.1*	Amended and Restated Equity Purchase Agreement dated October 31, 2006 among Electronics For Imaging, Inc.; Electronics For Imaging, International; Jetrion, LLC and Flint Group North America Corporation (incorporated by reference to Exhibit 2.1 of Form 8-K filed by the registrant with the Securities and Exchange Commission on November 3, 2006).

99.1	Press release dated October 31, 2006 (incorporated by reference to Exhibit 99.1 of Form 8-K filed by the registrant with the Securities and Exchange Commission on November 3, 2006).

99.2	Financial statements.

99.3	Unaudited pro forma condensed combined financial information.

*	Electronics For Imaging, Inc. has received confidential treatment of portions of this Exhibit.